NEDBANK
CIB

7 December 2016

The Directors
Net1 Applied Technologies South Africa Proprietary Limited
4th Floor
President Place
Corner Jan Smuts and Bolton Road
Rosebank

2196

Attention: Mr Herman Kotze

Dear Sirs

BANKING FACILITIES: TEMPORARY INCREASE

1 Net1 Applied Technologies South Africa Proprietary Limited, Cash Paymaster Services Proprietary Limited, Easypay Proprietary Limited, Moneyline Financial Services Proprietary Limited, Net1 Finance Holdings Proprietary Limited, Prism Holdings Proprietary Limited, Prism Payment Technologies Proprietary Limited, RMT Systems Proprietary Limited, Net1 Fihrst Holdings Proprietary Limited, Sinqobile Security Services (Gauteng) Proprietary Limited, Siyeza Security Services Proprietary Limited and PBel Proprietary Limited (collectively referred to as **Borrower**) and Nedbank Limited (**Nedbank**) entered into a facility letter on or about 13 December 2013 as amended by a first addendum thereto entered into on or about 18 December 2013 and a second addendum thereto entered into on or about 17 July 2015 (**Facility Letter**).

2 Terms defined in the Facility Letter have the same meaning in this letter, unless given a different meaning herein.

JURX2R4H6KCE-2728-447

NEDBANK CIB

3 In terms of the Facility Letter, the Aggregate Amount of the Facilities is as follows:

"R400 000 000 comprising:

2.1 Primary Amount of R200 000 000;

2.2 Secondary Amount of R200 000 000"

and the Borrower was granted, inter alia, an overdraft facility of up to R50 000 000, which may be availed of, subject to the provisions of the facility.

4 The Borrower has approached Nedbank with a view to temporarily increasing the amount made available under the overdraft facility from R50 000 000 to R250 000 000.

5 Accordingly, from the date of signature of this letter from the party signing last (**Commencement Date**) until 15:00 (**Close of Business**) on the earlier of:

5.1 the day on which Net1 UEPS Technologies, Inc. (the ultimate holding company of Net1 Applied Technologies South Africa Proprietary Limited) issues shares to the value of US$45 000 000;

and

5.2 the day on which FirstRand Bank (acting through its Rand Merchant Bank division) (**RMB**) repays an amount of R600 000 000 (currently held in escrow by RMB) to Net1 Applied Technologies South Africa Proprietary Limited,

(hereinafter referred to as the **Expiration Date**), notwithstanding the provisions of the Facility Letter:

5.3 the Secondary Amount referred to in paragraph 2.2 of the Facility Letter be and is hereby reduced from R200 000 000 to R0; and

5.4 the overdraft facility be and is hereby increased from R50 000 000 to R250 000 000.

6 The Borrower shall repay to Nedbank such amount as may be required in order to ensure that, by not later than Close of Business on the Expiration Date, the amount outstanding under the overdraft facility is not more than R50 000 000.

7 For the avoidance of doubt, the temporary reduction of the Secondary Amount and the increase in the amount made available under the overdraft facility as of the Commencement Date and until the Expiration Date shall cease and terminate on the Expiration Date. Thereafter, the amount of the Secondary Amount and the amount made available for utilisation by the Borrower under the overdraft facility shall revert to the amounts in effect prior to the Commencement Date.

8 We trust that you find the above in order.

Yours, faithfully

L BIERMAN
HEAD: DIVERSIFIED LENDING CREDIT
CIB CREDIT

S BORNMAN
CREDIT MANAGER
DIVERSIFIED LENDING CREDIT
CIB CREDIT

D SOOBRAMONEY
EXEC CLIENT COVERAGE – MINING & INDUSTRIALS

NEDBANK CIB

Accepted:

NAME OF BORROWER	REGISTRATION NUMBER	SIGNATURE	DATE OF SIGNING
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED	2002/031446/07		9-12-2016
CASH PAYMASTER SERVICES PROPRIETARY LIMITED	1971/007195/07		9-12-2016
EASYPAY PROPRIETARY LIMITED	1983/008597/07		9-12-2016
MONEYLINE FINANCIAL SERVICES PROPRIETARY LIMITED	1998/020799/07		9-12-2016
NET1 FINANCE HOLDINGS PROPRIETARY LIMITED	1998/020801/07		9-12-2016
PRISM HOLDINGS PROPRIETARY LIMITED	1998/018949/07		9-12-2016
PRISM PAYMENT TECHNOLOGIES PROPRIETARY LIMITED	1990/005062/07		9-12-2016
RMT SYSTEMS PROPRIETARY LIMITED	2001/028826/07		9-12-2016
NET1 FIHRST HOLDINGS PROPRIETARY LIMITED	2009/022023/07		9-12-2016
PBEL PROPRIETARY LIMITED	2006/009851/07		9-12-2016
FRIEDLAND 035 INVESTMENTS PROPRIETARY LIMITED	2000/003245/07		9-12-2016
NET1 UNIVERSAL ELECTRONIC TECHNOLOGICAL SOLUTIONS PROPRIETARY LIMITED	2009/001034/07		9-12-2016